                                                                   EXHIBIT 10.32

                                2,484,000 SHARES

                           BAKERS FOOTWEAR GROUP, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                February 4, 2004

Ryan Beck & Co., Inc.
BB&T Capital Markets
  as Representatives of the Underwriters
c/o Ryan Beck & Co., Inc.
650 Madison Avenue
New York, New York  10022

Dear Sirs:

         Bakers Footwear Group, Inc., a Missouri corporation (the "Company"), proposes to issue and sell to the Underwriters named in Schedule A hereto (the "Underwriters"), for whom Ryan Beck & Co., Inc. ("Ryan Beck") and BB&T Capital Markets, a Division of Scott & Stringfellow, Inc. ("BB&T") are acting as representatives (Ryan Beck and BB&T are, collectively, the "Representatives"), an aggregate of 2,160,000 shares (the "Firm Shares") of the Common Stock, par value $.0001 per share (the "Common Stock"), of the Company. In addition, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, the Company proposes to issue and sell to the Underwriters, at the Underwriters' option, up to an additional 324,000 shares of Common Stock (the "Option Shares") as set forth herein. The term "Shares" as used herein, unless otherwise indicated, shall mean the Firm Shares and the Option Shares.

         The Company also proposes to issue and sell to the Representatives warrants (the "Warrants") pursuant to the Representatives' Warrant Agreement among the Company and the Representatives (the "Warrant Agreement") for the purchase of an additional aggregate 216,000 shares of Common Stock. The shares of Common Stock issuable upon exercise of the Warrants are hereinafter referred to as the "Representatives' Shares." The Firm Shares, the Option Shares, the Warrants and the Representatives' Shares (collectively, the "Securities") are more fully described in the Registration Statement and the Prospectus referred to below.

         SECTION 1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, and as of the First Closing Date (as defined in Section 3(a) below) and the Option Closing Date (as defined in Section 3(b) below), if any, as follows:

         (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form S-1 (File No. 333-86332) including any related preliminary prospectus (the "Preliminary Prospectus") for the registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act"), which registration statement and amendment or amendments thereto have been prepared by the Company in conformity with the requirements of the Securities Act and the rules and regulations (the "Rules and Regulations") of the Commission under the Securities Act. Copies of such registration statement and each of the amendments thereto have been delivered by the Company to the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including all information contained in the Prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the Registration Statement as of the Effective Time pursuant to Rule 430A of the Rules and Regulations; and "Prospectus" means the prospectus in the form first used to confirm sales of Shares. If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus or the Registration Statement or any part of any thereof and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's securities have been instituted or are pending or to the Company's knowledge, threatened.

         (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters specifically for inclusion therein as set forth in Section 9(f) of this Agreement.

         (c) The Company (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, (ii) is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or conduct of business requires such qualification and (iii) has all power and authority necessary to own, lease or hold its properties and to conduct the business in which it is engaged.

         (d) On the Closing Date, the Company will have a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, under "Capitalization" and "Description of Capital Stock" and will have the adjusted capitalization set forth therein on the Closing Date and the Option Closing Date, if any, based upon the assumptions set forth therein, and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Warrant Agreement and as described in the Prospectus. The Securities and all other securities issued and outstanding or issuable by the Company conform or, when issued and paid for in accordance with and pursuant to this Agreement, will conform to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable and the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The Securities are not and will not be subject to any preemptive or other similar rights of any shareholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof (or, with respect to the Warrants and the Representatives' Shares, the terms of the Warrant Agreement), will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely by reason of being such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities, if any, will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the Securities hereunder (or, with respect to the Warrants and the Representatives' Shares, the terms of the Warrant Agreement), the Underwriters will acquire good and marketable title to such Securities free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

         (e) This Agreement and the Warrant Agreement have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), and except insofar as the indemnification and contribution provisions hereof may be limited by considerations of public policy.

         (f) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, the Warrant Agreement and the Warrants.

         (g) The execution, delivery and performance of this Agreement, the Warrant Agreement and the Warrants by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject (except as disclosed in or contemplated by the Prospectus), nor will such actions result in any violation of the provisions of (i) the articles of incorporation (or other equivalent organizational document) or by-laws (or other equivalent organizational document) of the Company as in effect on the Closing Date or (ii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets. Except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and applicable state or foreign securities laws or by the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the Warrant Agreement by the Company and the consummation of the transactions contemplated hereby and thereby.

         (h) The Company does not have any direct or indirect ownership interest by stock ownership or otherwise in any other corporation, limited liability company, partnership, joint venture, firm, association or business enterprise.

         (i) Except as set forth in or as otherwise contemplated by the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

         (j) Except as set forth in the Registration Statement, the Company has not sold or issued any securities during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act other than securities issued pursuant to employee benefit plans, stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

         (k) Except for the persons set forth on Schedule B hereto, the Company has caused each officer, director and holder of shares of Common Stock and securities exchangeable or exercisable for or convertible into shares of Common Stock of the Company, to execute legally binding and enforceable agreements substantially in the form of Exhibit A hereto (such executed agreements being referred to as the "Lock-Up Agreements").

         (l) The Company has not sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any material change in the capital stock or long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the management, financial position, shareholders' equity, results of operations, business or prospects of the Company, otherwise than as set forth or contemplated in the Prospectus.

         (m) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition and results of operations of the Company, at the dates and for the periods indicated, and, except as disclosed in the Prospectus, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The other financial information and data filed as part of the Registration Statement or included in the Prospectus, including, without limitation, the financial information and data presented in the sections titled "Recent Developments," "Summary," and "Selected Historical Financial Information," is fairly presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

         (n) Ernst & Young, LLP, who have certified certain financial statements of the Company, whose report is included in the Prospectus and who have delivered the initial letter referred to in Section 7(e) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

         (o) Stone Carlie & Company, LLC, who have delivered the initial letter referred to in Section 7(e) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

         (p) The Company has good and marketable title in fee simple to, or valid and enforceable leasehold estates in, all items of real and personal property owned or leased by it, in each case free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, except such as are described in or contemplated by the Prospectus.

         (q) The Company carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

         (r) Except as disclosed in the Prospectus, the Company owns or possesses adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of its business as presently conducted (the "Intellectual Property") and has no reason to believe that the conduct of its business will conflict with, and has not received any notice of any claim of conflict with, any such rights of others, in each case except as could not reasonably be expected to have a material adverse effect on the general affairs, management, condition (financial or otherwise), shareholders' equity, results of operations, business or prospects of the Company (a "Material Adverse Effect").

         (s) The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of its Intellectual Property and other proprietary information in all respects.

         (t) Except as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property or assets of the Company is the subject which, if determined adversely to the Company would reasonably be expected to have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (u) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement.

         (v) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

         (w) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent.

         (x) The Company is in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

         (y) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof, has paid all taxes due thereon and has established adequate reserves for such taxes which are not yet due and payable, and does not have any tax deficiency or claims outstanding, proposed or assessed against it.

         (z) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in or contemplated by the Prospectus, the

Company has not (i) issued or granted any securities, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

         (aa)     The Company (i) makes and keeps accurate books and records and
(ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

         (bb) The Company (i) is not in violation of its articles of incorporation (or other equivalent organizational document) or by-laws (or other equivalent organizational document) as in effect on the Closing Date, (ii) is not in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject (except as disclosed in or contemplated by the Prospectus) or (iii) is not in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has not failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business in each case except as could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the general affairs, management, condition (financial or otherwise), shareholders' equity, results of operations, business or prospects of the Company.

         (cc) The minute books of the Company have been made available to the Underwriters and contain a complete summary of all meetings and other actions of the directors and shareholders of the Company in all material respects since the time of its incorporation, and reflect all transactions referred to in such minutes accurately in all respects.

         (dd) The Company has as of the effective date of the Registration Statement (i) entered into an employment agreement with each of Peter Edison, Michele Bergerac, Stanley K. Tusman, Joe Vander Pluym and Mark Ianni, in the forms filed as Exhibits 10.15, 10.16, 10.20, 10.21 and 10.22, respectively, to such Registration Statement, and (ii) purchased key-man insurance on the life of Peter Edison in the amount of $5 million, which names the Company as the sole beneficiary thereof.

         (ee) Neither the Company nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign

Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

         (ff) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company (or, to the knowledge of the Company, any of its predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit; and there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or with respect to which the Company has knowledge. The terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

         (gg) The Company is not an "investment company" or an entity "controlled" by an "investment company," as defined in the Investment Company Act of 1940, as amended.

         (hh) The Common Stock has been designated for inclusion in the Nasdaq National Market.

         (ii) None of the Company nor its officers, directors, shareholders, nor any of their respective affiliates (within the meaning of the Rules and Regulations) has taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation, under the Exchange Act or otherwise, of the price of the Common Stock to facilitate the sale or the resale of the Common Stock hereby.

         (jj) The Company does not conduct business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of
Section 517.075 of the Florida Statutes, and all rules and regulations thereunder, relating to issuers doing business in Cuba and the Company agrees to comply with such statute if prior to the completion of the distribution of the Securities, the Company commences doing such business.

         (kk) The Company has not distributed, nor will it distribute prior to the First Closing Date any offering material in connection with the offering and sale of the Securities other than the Preliminary Prospectus, the Prospectus, the Registration Statement or any other materials permitted by the Securities Act, if any.

         (ll) Except as described in the Prospectus under "Underwriting," there are no claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the

Company or any of its officers, directors, shareholders, partners, employees or affiliates that may affect the Underwriters' compensation, as determined by the NASD.

         SECTION 2. PURCHASE OF THE SHARES BY THE UNDERWRITERS.

         (a) On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement and the Warrant Agreement, the Company agrees to issue and sell to the several Underwriters and each such Underwriter agrees, severally and not jointly, to buy from the Company at $7.2075 per Share, at the place and time hereinafter specified, the respective number of Firm Shares set forth opposite the names of the Underwriters in Schedule A attached hereto plus any additional Shares which such Underwriters may become obligated to purchase pursuant to the provisions of
Section 8 hereof.

         (b) In addition, subject to the terms and conditions of this Agreement, and upon the basis of the representations, warranties and agreements herein contained, the Company hereby grants an option to the several Underwriters to purchase all or any part of the Option Shares at the same price per Share as the Underwriters shall pay for the Firm Shares being sold pursuant to the provisions of subsection (a) of this Section 2. This option may be exercised within 45 days after the effective date of the Registration Statement upon notice by the Representatives to the Company advising as to the amount of Option Shares as to which the option is being exercised, the names and denominations in which the certificates for such Option Shares are to be registered and the time and date when such certificates are to be delivered. The number of Option Shares to be purchased by each Underwriter, if any, shall bear the same percentage to the total number of Option Shares being purchased by the several Underwriters pursuant to this subsection (b) as the number of Firm Shares such Underwriter is purchasing bears to the total number of the Firm Shares being purchased pursuant to subsection (a) of this Section 2, as adjusted, in each case, by the Underwriters in such manner as the Underwriters may deem appropriate. The option granted hereunder may be exercised only to cover over-allotments in the sale by the Underwriters of Firm Shares referred to in subsection (a) above. In the event the Company declares or pays a dividend or distribution on its Common Stock, whether in the form of cash, shares of Common Stock or any other consideration, following the First Closing Date and prior to the Option Closing Date, such dividend or distribution shall also be paid on the Option Shares on the Option Closing Date.

         SECTION 3. DELIVERY AND PAYMENT.

         (a) Delivery of the Firm Shares against payment therefor shall take place at the offices of Ryan Beck (or at such other place as may be designated by agreement between the Representatives and the Company) at 10:00 a.m. New York time, on the third full business day after the Effective Date, or at such other time not earlier than three nor more than ten full business days thereafter as the Representatives and the Company shall determine. Such time and date of payment and delivery for the Firm Shares being herein called the "First Closing Date."

         (b) In addition, in the event the Underwriters exercise the option to purchase from the Company all or any portion of the Option Shares pursuant to the provisions of Section 2(b), then delivery of the Option Shares against payment therefor shall take place at the offices of

Ryan Beck (or at such other place as may be designated by agreement between the Representatives and the Company) at such time and date as shall be determined by the Representatives but shall not be earlier than four nor later than ten full business days after the exercise of said option, nor in any event prior to the First Closing Date. Such time and date is referred to herein as the "Option Closing Date."

         (c) Unless the Representatives elect to take delivery of the Shares by credit through full FAST transfer to the accounts at The Depository Trust Company designated by the Representatives, certificates for the Shares shall be delivered to the Representatives in definitive form registered in such names and in such denominations as the Representatives shall specify in writing at least two full business days prior to the applicable Closing Date First Closing Date or the Option Closing Date, as the case may be (which are collectively referred to herein as the "Closing Dates"). For the purpose of expediting the checking of the certificates for the Firm Shares or the Option Shares, as the case may be, by the Representatives, the Company agrees to make such certificates available to the Representatives for such purpose at least one full business day preceding the applicable Closing Date. Time shall be of the essence and delivery at the time and place specified in this Agreement is a further condition to the obligations of each Underwriter.

         (d) Payment for the Shares shall be made to or upon the order of the Company by certified or bank cashier's checks payable in New York Clearing House funds at the time and date of delivery of such Shares as required by the provisions of subsections (a) and (b) above or by wire transfer in immediately available funds to a bank account designated by the Company at least two business days prior to the First Closing Date or the Option Closing Date, as the case may be, against receipt of the definitive certificates in negotiable form for such Shares by the Representatives for the respective accounts of the Underwriters registered in such names and in such denominations as the Representatives may request.

         (e) It is understood that either of you, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make any and all payments required pursuant to this Section 3 on behalf of any Underwriter whose check or checks shall not have been received by the Representatives at the time of delivery of the Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

         (f) On the First Closing Date, the Company shall issue and sell to the Representatives, one or more Warrants at a purchase price of $.0001 per warrant, which warrants shall entitle the holders thereof to purchase an aggregate of 216,000 shares of Common Stock. The Warrants shall be exercisable for a period of four years commencing one year after the First Closing Date at a price equaling one hundred and sixty-five percent (165%) of the public offering price of the Firm Shares. The Warrant Agreement and form of Warrant Certificate shall be substantially in the form filed as Exhibit 4.3 to the Registration Statement. Payment for the Warrants shall be made by the Representatives to or upon the order of the Company on the Closing Date.

         SECTION 4. OFFERING OF SHARES BY THE UNDERWRITERS. It is understood that the Underwriters propose to make a public offering of the Shares at the price and upon the other terms set forth in the Prospectus. The Underwriters may, at their own expense, enter into one or more agreements, in their sole discretion, as they deem advisable, with one or more broker-dealers who shall act as dealers in connection with such public offering. The Underwriters may from time to time change the public offering price after the closing of the public offering and increase or decrease the concessions and discounts to dealers as they may determine.

         SECTION 5. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees:

         (a) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

         (b) To furnish promptly to the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

         (c) To deliver promptly to the Underwriters such number of the following documents as each Underwriter shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Shares or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Underwriters and, upon their request, to prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

         (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Underwriters, be required by the Securities Act or requested by the Commission;

         (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Underwriters to the filing, which consent shall not be unreasonably delayed or withheld;

         (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Underwriters an earnings statement of the Company (which need not be audited) complying with Section 1l(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

         (g) Upon the request of the Underwriters, for a period of five (5) years following the Effective Date, to furnish to the Underwriters copies of all materials furnished by the Company to its shareholders generally and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange or market system upon which the Common Stock may be listed or included pursuant to requirements of or agreements with such exchange or market system or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

         (h) Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation, to submit to general taxation or to file a general consent to service of process in any jurisdiction;

         (i) Except for the registration of securities pursuant to the exercise of registration rights granted to the holders of the Company's Subordinated Convertible Debentures due 2007, for a period of 365 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than (x) the Securities, or (y) shares of Common Stock issued pursuant to employee benefit plans, stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights or upon conversion of shares of Common Stock), or substantially similar securities, or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock or substantially similar securities (other than the grant of options pursuant to benefit plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Ryan Beck;

         (j) To take such steps as shall be necessary to ensure that the Company shall not become an "investment company" as defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder;

         (k) During the period of 365 days from the date of the Prospectus, to obtain an executed letter substantially in the form of Exhibit A hereto from each new officer and director who has not previously executed such a letter;

         (l) The Company will apply the net proceeds from the sale of the Shares for the purposes set forth under "Use of Proceeds" in the Prospectus;

         (m) Prior to the First Closing Date, the Company will make all filings required to obtain the designation for inclusion of the Shares in the Nasdaq National Market and will effect and maintain such inclusion (or a listing on a national exchange registered under the Exchange Act) for at least five years from the date of this Agreement, including without limitation, compliance with all applicable corporate governance requirements thereof; provided, however, that nothing herein shall affect the Company's ability to sell assets or stock, merge, consolidate or be acquired by any person, and, if as a result of any such sale, merger, consolidation, acquisition or similar transaction, the Company's Common Stock ceases to be publicly traded, this Section 5(m) shall terminate and cease to have further force or effect;

         (n) The Company will maintain a transfer agent and, if necessary under the jurisdiction of the incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock;

         (o) The Company shall timely file all such reports, forms or other documents as may be required from time to time, under the Securities Act, the Exchange Act, and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Securities Act, the Exchange Act, and the Rules and Regulations;

         (p) For a period of five (5) years from the Closing Date, the Company shall furnish to the Underwriters at the Underwriters' request and at the Company's sole expense, (i) daily consolidated transfer sheets relating to the Common Stock, (ii) the list of holders of all of the Company's securities and (iii) a Blue Sky "Trading Survey" for secondary sales of the Company's securities prepared by counsel to the Company; and

         (q) Until the completion of the distribution of the Shares, and for 25 days thereafter, the Company shall not without the prior written consent of the Underwriters and counsel for the Underwriters, issue, directly or indirectly, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby.

         (r) For a period of five (5) years from the effective date of the Registration Statement, the Company shall nominate one individual selected by Ryan Beck for election to the Board of Directors of the Company (the "Board"), if requested by Ryan Beck, and shall solicit proxies in support of such nomination. If Ryan Beck shall not have designated such an individual at the time of any meeting of the Board or such person shall not have been elected or shall be unavailable to serve, the Company shall notify Ryan Beck of each such meeting. If an individual selected by Ryan Beck is not serving on the Board, an individual selected by Ryan Beck shall be permitted to attend all meetings of the Board and to receive all notices and other correspondence and communications sent by the Company to members of the Board. The Company further agrees to provide its outside directors with compensation as deemed appropriate by the Board and as customary for similar companies. The Company shall reimburse the designee to the Board of Ryan Beck for his or her out-of-pocket expenses reasonably incurred in connection with his or her attendance at Board meetings.

         (s) For a period of three (3) years from the effective date of the Registration Statement, the Company shall not directly or indirectly offer, sell, contract to sell, sell any option, grant any option, right or warrant for shares of the Company's Common Stock or securities exchangeable or exercisable for or convertible into shares of the Company's Common Stock to any of the Company's directors, officers or employees at a price less than the price per Share set forth in Section 2(a) without the prior written consent of Ryan Beck.

         (t) For a period of three (3) years from the effective date of the Registration Statement, the Company shall not effect a change in its accounting firm without the prior written consent of the Representatives, except that no consent is required if the new accounting firm is a "big four" accounting firm.

         (u) The Company will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act of 2002, and will use its best efforts to cause the Company's trustees and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act of 2002.

         SECTION 6. EXPENSES.

         (a) The Company has paid approximately $325,000 of the Underwriters' expenses and fees, including the expenses and fees of counsel to the Underwriters. The Company agrees to pay: (i) the costs incident to the sale and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (iii) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (iv) the costs of reproducing and distributing this Agreement, the Warrant Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Securities; (v) the filing fees and expenses incident to securing the review by the NASD of the terms of sale of the Securities (including related fees and expenses of counsel to the Underwriters, which obligation shall be in addition to the obligation referred to in subparagraph (i) above); (vi) any applicable listing or other fees; (vii) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters, which obligation shall be in addition to the obligation referred to in subparagraph (i) above); (viii) costs and expenses related to "Tombstone" advertisements; (ix) the costs and expenses related to the production of five bound volumes of the completed Registration Statement for each of the Representatives; and (x) the costs and expenses relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares including, without limitation, expenses associated with the production of road show slides and graphics, printing and advertising fees and expenses, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and all other costs and expenses incident to the performance of the obligations of the Company under this Agreement and the Warrant Agreement, including all accounting and counsel fees and expenses incurred by the Company in connection with the offering of the Shares hereunder. The fees and expenses referred to in subparagraphs (v) and (vii) above shall not exceed $20,000 in the aggregate.

         In addition, at the Closing Date or the Option Closing Date, as the case may be, the Representatives will deduct from the payment for the Shares two and six-tenths percent (2.6%) of the gross proceeds of the offering, in payment of the Representative's non-accountable expense allowance relating to the transactions contemplated hereby.

         (b) No person is entitled either directly or indirectly to compensation from the Company, from the Underwriters or from any other person for services as a finder in connection with the proposed offering, and the Company agrees to indemnify and hold harmless the Underwriters, against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement and the Warrant Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Underwriters may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the claim of any person (other than an employee of the party claiming indemnity) or entity that he or it is entitled to a finder's fee in connection with the proposed offering by reason of such person's or entity's influence or prior contact with the Company.

         SECTION 7. CONDITIONS OF UNDERWRITER'S OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Shares which they have respectively agreed to purchase hereunder on the Closing Dates are subject (x) to the accuracy when made and as of the applicable Closing Date, of the representations and warranties of the Company contained herein (provided that, in the case of this clause (x), the obligations of the Underwriters hereunder shall be subject to the accuracy in all material respects of those representations and warranties that are not qualified as to materiality), (y) to the performance by the Company of its obligations hereunder and (z) to each of the following additional terms and conditions:

         (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

         (b) The Underwriters shall not have discovered and disclosed to the Company on or prior to either of the Closing Dates that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of Greenberg Traurig, P.A., counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (c) Bryan Cave LLP shall have furnished to the Underwriters its written opinion, as counsel to the Company, addressed to the Underwriters and dated the First Closing Date, in substantially the form attached hereto as Exhibit B.

         (d) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Warrant Agreement, the Warrants, the Shares, the Registration Statement, the Prospectus and all other matters related to this Agreement, the Warrant Agreement, the Warrants, the Shares, the Registration Statement, the Prospectus and the transactions contemplated hereby and thereby shall be reasonably satisfactory to or approved by Greenberg Traurig, P.A., counsel for the Underwriters, and the Representatives shall have received from such counsel a signed opinion, dated as of the First Closing Date, together with copies thereof for each of the other Underwriters, in form and substance satisfactory to the Underwriters. The Company shall have furnished to counsel for the Underwriters such documents and information as they may reasonably request for the purpose of enabling it to render such opinion.

         (e) At the time of execution of this Agreement, the Underwriters shall have received from each of Ernst & Young, LLP and Stone Carlie & Company, LLC a letter, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

         (f) With respect to the letters of each of Ernst & Young LLP and Stone Carlie & Company, LLC referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (each, an "initial letter"), the Company shall have furnished to the Underwriters a letter (the "bring-down letter") of each of such accountants, addressed to the Underwriters and dated the First Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming the conclusions and findings set forth in the initial letter.

         (g) The Company shall have furnished to the Representatives on behalf of the Underwriters a certificate, dated the First Closing Date, of its Chief Executive Officer and its Chief Financial Officer stating that:

                  (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of the First Closing Date (provided that such representations, warranties and agreements that are not qualified as to materiality shall be true in all material respects); the Company has complied with all its agreements contained herein; and the conditions set forth in this Section 7 have been fulfilled; and

                  (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus which was not so set forth therein.

         (h) The Company shall have not sustained since the date of the latest audited financial statements included in the Prospectus (i) any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any adverse change, or any development involving a prospective adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on the respective Closing Date on the terms and in the manner contemplated in the Prospectus.

         (i) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities other than existing hostilities, there shall have been a material escalation in existing hostilities or acts of terrorism involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on the respective Closing Date on the terms and in the manner contemplated in the Prospectus.

         (j) The Shares shall be designated for inclusion in the Nasdaq National Market.

         (k) No action shall have been taken by the Commission or the NASD, the effect of which would make it improper, at any time prior to the respective Closing Date, for members of the NASD to execute transactions (as principal or agent) in the Shares and no proceedings for the taking of such action shall have been instituted or shall be pending, or, to the knowledge of the Underwriters or the Company, shall be contemplated by the Commission or the NASD. The Company represents that at the date hereof it has no knowledge that any such action is in fact contemplated by the Commission or the NASD. The Company shall have advised the Underwriters of any NASD affiliation of any of its officers, directors, shareholders or their affiliates.

         (l) Upon exercise of the option provided for in Section 2(b) hereof, the obligations of the several Underwriters to purchase and pay for the Option Shares referred to therein will be subject (as of the date hereof and as of the Option Closing Date) to the following additional conditions:

                  (i) The Registration Statement shall remain effective at the Option Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending, or, to the knowledge of the Representatives or the Company, shall be contemplated by the Commission, and any reasonable request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel to the several Underwriters.

                  (ii) At the Option Closing Date, Bryan Cave LLP shall have furnished to the Underwriters its written opinion as counsel to the Company addressed to the Underwriters, which opinion shall be dated the Option Closing Date and shall be substantially the same in scope and substance as the opinion furnished to the Underwriters at the First Closing Date pursuant to Section 7(c) hereof, except that such opinion, where appropriate, shall cover the Option Shares.

                  (iii) At the Option Closing Date, there shall have been delivered to the Underwriters a letter in form and substance satisfactory to the Underwriters from each of Ernst & Young, LLP and Stone Carlie & Company, LLC dated the Option Closing Date and addressed to the Underwriters confirming the information in their letter referred to in Section 7(e) hereof and stating that nothing has come to their attention during the period from the ending date of their review referred to in said letters to a date not more than five business days prior to the Option Closing Date, which would require any change in said letter if it were required to be dated the Option Closing Date.

                  (iv) At the Option Closing Date, the Company shall have furnished to the Representatives of the Underwriters a certificate, dated the Option Closing Date, of its Chief Executive Officer and the Chief Financial Officer, in form and substance satisfactory to counsel for the Underwriters substantially the same in scope and substance as the certificates furnished to you at the First Closing Date pursuant to
         Section 7(g) hereof.

                  (v) All proceedings taken at or prior to the Option Closing Date in connection with the sale and issuance of the Option Shares shall be satisfactory in form and substance to the Representatives and Greenberg Traurig, P.A., counsel to the several Underwriters, shall have been furnished with all such documents, certificates, and opinions as the Representatives may reasonably request in connection with this transaction in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company or its compliance with any of the covenants or conditions herein.

         (m) On or before the First Closing Date, the Company shall have executed and delivered to the Representatives, (i) the Warrant Agreement substantially in the form filed as Exhibit 4.3 to the Registration Statement in final form and substance satisfactory to the Underwriters, and (ii) the Warrants in such denominations and to such designees as shall have been provided to the Company.

         (n) On or before the First Closing Date, there shall have been delivered to the Representatives all of the Lock-up Agreements, in form and substance satisfactory to Greenberg Traurig, P.A., counsel to the several Underwriters.

         (o) At the time of execution of this Agreement, the Company shall have executed and delivered to Ryan Beck the financial advisory agreement, substantially in the form filed as an exhibit to the Registration Statement (the "Financial Advisory Agreement").

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Underwriters.

         SECTION 8. SUBSTITUTION OF UNDERWRITERS. If any of the Underwriters shall for any reason not permitted hereunder cancel their obligations to purchase the Firm Shares hereunder, or shall fail to take up and pay for the number of Firm Shares set forth opposite their respective names in Schedule A hereto upon tender of such Firm Shares in accordance with the terms hereof, then:

         (a) If the aggregate number of Firm Shares which such Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Firm Shares, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase.

         (b) If any Underwriter or Underwriters so default and the agreed number of Firm Shares with respect to which such default or defaults occurs is more than 10% of the total number of Firm Shares, the remaining Underwriters shall have the right to take up and pay for (in such proportion as may be agreed upon among them) the Firm Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase. If such remaining Underwriters do not, at the First Closing Date, take up and pay for the Firm Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase, the time for delivery of the Firm Shares shall be extended to the next business day to allow the remaining Underwriters the privilege of substituting within twenty-four hours (including nonbusiness hours) another underwriter or underwriters reasonably satisfactory to the Company. If no such underwriter or underwriters shall have been substituted as aforesaid, within such twenty-four hour period, the time of delivery of the Firm Shares may, at the option of the Company, be again extended to the next following business day, if necessary, to allow the Company the privilege of finding within thirty-six hours (including nonbusiness hours) another underwriter or underwriters to purchase the Firm Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase. If it shall be arranged for the remaining Underwriters or substituted Underwriters to take up the Firm Shares of the defaulting Underwriter or Underwriters as provided in this Section 8, (i) the Company or the other Underwriters shall have the right to postpone the time of delivery for a period of not more than seven business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of Firm Shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of the underwriting obligation for all purposes of this Agreement.

         If a default by one or more Underwriters shall occur and the remaining Underwriters shall not take up and pay for all the Firm Shares agreed to be purchased by the defaulting Underwriters or substitute another underwriter or underwriters as aforesaid, and the Company shall not find or shall not elect to seek another underwriter or underwriters for such Firm Shares as aforesaid, then this Agreement shall terminate.

         If, following exercise of the option provided in Section 2(b) hereof, any Underwriter or Underwriters shall for any reason not permitted hereunder cancel their obligations to purchase Option Shares at the Option Closing Date, or shall fail to take up and pay for the number of Option Shares, which they become obligated to purchase at the Option Closing Date upon tender of such Option Shares in accordance with the terms hereof, then the remaining Underwriters or substituted Underwriters may take up and pay for the Option Shares of the defaulting Underwriters in the manner provided in this Section 8(b). If the remaining Underwriters or substituted Underwriters shall not take up and pay for all such Option Shares, the Underwriters shall be entitled to purchase the number of Option Shares for which there is no default or, at their election, the option shall terminate, and the exercise thereof shall be of no effect.

         As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 8. In the event of termination, there shall be no liability on the part of any nondefaulting Underwriter to the Company, provided that the provisions of this Section 8 shall not in any event affect the liability of any defaulting Underwriter to the Company arising out of such default.

         SECTION 9. INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company agrees to indemnify and hold harmless each Underwriter, its officers and employees, each of its directors, its affiliates, as defined in Rule 405 under the Securities Act, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which such Underwriter, director, officer, employee, affiliate, or controlling person may become subject, under the Securities Act or any applicable federal or state law, or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by such Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause
(iii) to the extent that it is determined in a final, non-appealable judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse such Underwriter and each such director, officer, employee, affiliate or controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter, director, officer, employee, affiliate, or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company by or on behalf of such Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 9(f), and provided further that as to any Preliminary Prospectus, this indemnity agreement shall not inure to the benefit of such Underwriter, its directors, officers, affiliates or employees, or any person controlling the Underwriter, on account of any loss, claim, damage, liability or action arising from the sale of the Shares to any person by such Underwriter if such Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of any material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with
Section 5(c). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to such Underwriter or to any officer, director, affiliate, employee or controlling person of such Underwriter.

         In the event that an Underwriter is required or requested to appear as a witness in any action brought by or on behalf of or against the Company in which such Underwriter is not named as a defendant, the Company agrees to promptly reimburse such Underwriter on a monthly basis for all expenses incurred by it in connection with such Underwriter's appearing and preparing to appear as such a witness, including, without limitation, the reasonable fees and disbursements of its legal counsel. In addition to any reimbursed fees, expenses or costs hereunder, such Underwriter shall also receive from the Company cash compensation of $2,000 per person, per day, plus reasonable out-of-pocket expenses and costs should the Underwriter be required to provide testimony in any formal or informal proceeding regarding the Company in which such Underwriter is not named as a defendant.

         (b) Each Underwriter, severally, but not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, its affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or any applicable federal or state law, or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company by or on behalf of such Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 9(f), and shall reimburse the Company and any such director, officer, affiliate or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which such Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

         (c)      Promptly after receipt by an indemnified party under this
Section 9 of notice of any intention or threat to commence an action, suit or proceeding or notice of the commencement of any action, suit or proceeding, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, promptly notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriters, if the indemnified parties under this Section 9 consist of the Underwriters or the Underwriters' officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section 9 consist of the Company or any of the Company's directors, officers, employees or controlling persons. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise, consent or judgment includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds (before deducting expenses) from the offering of the Shares purchased under this Agreement received by the Company on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement on the other hand bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as described on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 9 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9 shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), the Company agrees that no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) If multiple claims are brought with respect to at least one of which indemnification is permitted under applicable law and provided for under this Agreement, the indemnifying party agrees that any judgment award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for, except to the extent the judgment award expressly states that it, or any portion thereof, is based solely on a claim as to which indemnification is not available.

         (f) The Underwriters confirm and the Company acknowledges that the statements with respect to the public offering of the Shares by the Underwriters set forth under the caption "Underwriting" in the Prospectus are correct and constitute the only information concerning the Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

         SECTION 10. TERMINATION.

         (a) The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Company prior to delivery of and payment for the Shares if, prior to the First Closing Date or the Option Closing Date, any of the events described in Sections 7(h) or 7(i), shall have occurred or if the Underwriters shall decline to purchase the Shares because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof.

         (b) Termination of this Agreement under this Section 10 or Section 7 after the Shares have been purchased by the Underwriters hereunder shall be applicable only to the Option Shares. Termination of this Agreement shall be without liability of any party to any other party other than as provided in Sections 6, 9 and 12 hereof. Notwithstanding any such termination, the provisions of Sections 6, 9 and 12 hereof shall remain in effect.

         SECTION 11. DEFAULT BY THE COMPANY. If the Company shall fail at the Closing Date or at any Option Closing Date, as applicable, to sell and deliver the number of Shares which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Shares to be purchased on an Option Closing Date, the Underwriters may at the Underwriters' option, by notice from the Underwriters to the Company, terminate the Underwriters' obligation to purchase Option Shares from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to

Section 6, Section 9 and Section 10 hereof. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

         SECTION 12. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the Company shall fail to tender the Shares for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Shares (less the amounts paid to the Underwriters through such date as set forth in Section 6(a)), and upon demand, the Company shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 10 by reason of the default of the Underwriters, the Company shall not be obligated to reimburse the Underwriters on account of any such expenses.

         SECTION 13. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

         (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Ryan Beck & Co., Inc., 650 Madison Avenue, New York, New York 10022, Attention: Michael Kollender (Fax: 212-407-0898) and to BB&T Capital Markets, 909 East Main Street, PO Box 1575, Richmond, Virginia 23218, Attention: James A. Tyler, Jr. (Fax: 804-643-9327), with a copy to Gary Epstein, Esq., Greenberg Traurig, P.A., 1221 Brickell Avenue, Miami, Florida 33131 (Fax: 305-579-0717) or (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Peter Edison, with a copy to J. Mark Klamer, Esq., Bryan Cave LLP, 211 North Broadway, Suite 3600, St. Louis, Missouri 63102 (Fax: 314-259-2020). Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

         SECTION 14. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of directors, officers and employees of any Underwriter, and the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10(b) of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company, and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 14 any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         SECTION 15. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any one controlling any of them.

         SECTION 16. DEFINITION OF THE TERMS "BUSINESS DAY". For purposes of this Agreement, "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of New York.

         SECTION 18. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         SECTION 19. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         SECTION 20. ENTIRE AGREEMENT; MODIFICATION. This Agreement (together with the Warrant Agreement and the Financial Advisory Agreement) contains the entire understanding between the parties hereto with respect to the subject matter hereof and replaces any prior written agreement between the parties hereto with respect to the subject matter hereof. This Agreement may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

         If the foregoing correctly sets forth the agreement among the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                     Very truly yours,

                                     BAKERS FOOTWEAR GROUP, INC.

                                     By: /s/ PETER A. EDISON
                                        ------------------------------------
                                     Name:  Peter A. Edison
                                     Title: Chairman and Chief Executive Officer

                                     Accepted as Representatives of the Several
                                     Underwriters:

                                     RYAN BECK & CO., INC.

                                     By: /s/ MICHAEL J. KOLLENDER
                                        ------------------------------------
                                     Name:  Michael J. Kollender
                                     Title: Executive Vice President

                                     BB&T Capital Markets,
                                     a Division of Scott & Stringfellow, Inc.

                                     By: /s/ JAMES A. TYLER, JR.
                                        ------------------------------------
                                     Name:  James A. Tyler, Jr.
                                     Title: Senior Vice President and Head of
                                            Syndicate

                                   SCHEDULE A

Name of Underwriter                     Number of Firm Shares
-------------------                     ---------------------
Ryan Beck & Co., Inc.                        1,080,000

BB&T Capital Markets                         1,080,000

                                   SCHEDULE B

Mississippi Valley Capital, LLC
Harry E. Rich
Timothy F. Finley
Scott C. Schnuck

                                    EXHIBIT A

                               LOCK-UP AGREEMENTS

                                                               December 19, 2003

Ryan Beck & Co., Inc.
BB&T Capital Markets
    As Representatives of the
    Several Underwriters
c/o Ryan, Beck & Co., LLC
380 Madison Avenue
New York, New York 10017

Ladies and Gentlemen:

         Reference is made to that certain proposed Underwriting Agreement (the "Underwriting Agreement") among Bakers Footwear Group, Inc., a Missouri corporation (the "Company"), Ryan Beck & Co., Inc. ("Ryan Beck") and BB&T Capital Markets, a Division of Scott & Stringfellow, Inc., as representatives of the several Underwriters named in Schedule A thereto, relating to a proposed firm commitment underwritten public offering of shares of the Company's Common Stock (the "Offering"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Underwriting Agreement.

         In order to induce the Underwriters to enter into the Underwriting Agreement and to consummate the transactions contemplated therein, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees not to, without the prior written consent of Ryan Beck & Co., Inc., during the Lock-Up Period (as defined below), directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer (collectively, a "Disposition") any shares of the Company's Common Stock or securities convertible into or exchangeable for shares of the Company's Common Stock (collectively, the "Company Securities"), or file any registration statement with respect to any of the foregoing, or enter into any swap or other agreement that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of the Company Securities, whether any such swap or transaction is to be settled by delivery of Company Securities, in cash or otherwise, except that the undersigned may (i) transfer Company Securities as a bona fide gift or gifts, provided that the donee or donees thereof agree(s) to be bound by the restrictions set forth herein, (ii) transfer Company Securities to the undersigned's Family Group ("Family Group" means an individual's spouse, ex-spouse, lineal descendants, father, mother, brother, sister or domestic partner, whether by law or otherwise, or any grandparent, mother- inlaw, father-in-law, daughter- in- law, brother- in- law, stepchild, grandchild, step-grandchild, uncle, niece or nephew, including adoptive relationships, and any family limited partnership, limited liability company or trust or other fiduciary relationship solely for the benefit of such individual and/or any of the foregoing), (iii) transfer Company Securities by will or the laws of descent and distribution upon the death of the undersigned to his/her executors or administrators or legal successors, including without limitation trustee(s), or pursuant to a divorce decree or (iv) exercise options to purchase the Company's Common Stock, which options have been issued before the consummation of the Offering or otherwise as described in the prospectus in the form first used to confirm sales in connection with the Offering.

         For purposes hereof, the "Lock-Up Period" shall mean the period commencing on the date hereof and ending on the date that is three hundred sixty-five (365) days following the date of the prospectus in the form first used to confirm sales in connection with the Offering.

         The foregoing restriction has been expressly agreed to preclude the undersigned holder of the Company Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Company Securities during the Lock-Up Period, even if such Company Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Company Securities or with respect to any security (other than a broad-based market basket or index) that included, relates to or derives any significant part of its value from the Company Securities.

         Furthermore, the undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Company Securities in violation of this agreement.

         In addition, the undersigned hereby agrees that for a period of twelve
(12) months from the date of the final prospectus in the form used to confirm sales in connection with the Offering, Ryan Beck shall have a right of first refusal to purchase for its account or to sell for the account of the undersigned, within seven (7) business days, any Company Securities sold by the undersigned pursuant to Rule 144 under the Securities Act of 1933, as amended. The undersigned hereby agrees to consult (at no cost to the undersigned or the Company) with Ryan Beck with regard to any such sales and will offer Ryan Beck the exclusive opportunity to purchase or sell such securities on terms (including without limitation the price, commissions, mark-ups or other charges or expenses, and the terms of execution) that are at least as favorable to the undersigned as can be secured elsewhere. If Ryan Beck fails to accept in writing any such offer within three (3) business days after receipt of a notice containing such proposal, then Ryan Beck shall have no claim or right with respect to any such sales contained in the notice. If, thereafter, such proposal is modified in any material respect in a manner that is not adverse to the undersigned, the undersigned shall adopt the same procedure as with respect to the original proposal.

                                                January ___, 2004

Ryan Beck & Co., Inc.
380 Madison Avenue
New York, New York  10017

Ladies and Gentlemen:

         The undersigned is exchanging convertible debentures (the "2002 Debentures") of Bakers Footwear Group, Inc., a Missouri corporation (the "Company"), which were originally acquired on April 4, 2002 pursuant to a private placement by the Company, for New Debentures pursuant to a Convertible Debenture Exchange Agreement dated as of the date hereof. The undersigned understands that the Company proposes to engage in an underwritten public offering of newly issued shares of the Company's Common Stock, $.0001 per share (the "Proposed Offering"), pursuant to a registration statement on Form S-1 (File No. 333-86322) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. In connection with the Proposed Offering, the Company will enter into an Underwriting Agreement (the "Underwriting Agreement") among the Company, Ryan Beck & Co., Inc. and BB&T Capital Markets, a Division of Scott & Stringfellow, Inc., as representatives of the several Underwriters to be named in Schedule A thereto (the "Underwriters"), relating to the Proposed Offering.

         In order to induce the Underwriters to enter into the proposed Underwriting Agreement and to consummate the Proposed Offering, the undersigned hereby agrees not to, without the prior written consent of Ryan Beck & Co. Inc., during the Lock-Up Period (as defined below), directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any shares of the Company's Common Stock or securities convertible into or exchangeable for shares of the Company's Common Stock, including without limitation the New Debentures, now owned or acquired upon conversion of the New Debentures by the undersigned (collectively, the "Company Securities") or file any registration statement with respect to any of the foregoing, or enter into any swap or other agreement that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of the Company Securities, whether any such swap or transaction is to be settled by delivery of Company Securities, in cash or otherwise, except that the undersigned may (x) transfer Company Securities as a bona fide gift or gifts, provided that the undersigned provides prior written notice of such gift or gifts to Ryan Beck & Co., Inc. and the donee or donees thereof agree(s) to be bound by the restrictions set forth herein, or (y) exercise options to purchase the Company's Common Stock, which options have been issued as of the date hereof.

         For purposes hereof, the "Lock-Up Period" shall mean the period commencing on the date hereof and ending on the later to occur of (1) the date that is ninety (90) days following the date of the consummation of the Proposed Offering pursuant to the Underwriting Agreement and (2) June 30, 2004.

         Furthermore, the undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Company Securities in violation of this agreement.

                                    EXHIBIT B

                        FORM OF OPINION OF BRYAN CAVE LLP

         (a) Based solely on a recently dated good standing certificate from the Secretary of State of the State of Missouri, the Company is validly existing as a corporation, in good standing under the laws of the State of Missouri. The Company has all requisite corporate power to own, lease and operate its properties and assets and conduct its business as now being conducted and set forth in or contemplated by the Prospectus.

         (b) Based solely on recently dated good standing certificates from the Secretaries of State of the applicable jurisdictions, the Company is duly qualified or admitted to transact business and is in good standing as a foreign corporation in the jurisdictions set forth on Exhibit __ attached hereto.

         (c) The execution and delivery by the Company of the Underwriting Agreement, the Warrant Agreement and the Warrants and the consummation by the Company of its obligations thereunder are within the Company's corporate power and have been duly authorized by all necessary corporate action on the part of the Company.

         (d) The Registration Statement and the Prospectus (other than the financial statements and related notes and schedules and the other financial, statistical and accounting data included therein, or omitted therefrom, as to which we express no opinion), as of the Effective Date appear on their face to comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder. The Registration Statement, its execution and the filing thereof with the Securities and Exchange Commission have been duly authorized by all necessary corporate action on the part of the Company, and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company.

         (e) We have been advised by the staff of the Securities and Exchange Commission that the Registration Statement is effective under the Securities Act of 1933, as amended (the "Securities Act"), and, to our knowledge, based solely upon an oral acknowledgment by the staff of the Securities and Exchange Commission, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act or proceedings therefor initiated or threatened by the Securities and Exchange Commission.

         (f) The Company has an authorized capitalization as set forth in the Prospectus under the caption "Description of Capital Stock." To our knowledge, there are __________ shares of the Company's Common Stock outstanding. For purposes of this paragraph ___, our opinion with respect to the outstanding shares of Common Stock is based solely on our review of the stock records provided to us by the Company and a certificate of the Company's Chief Executive Officer.

         (g) The statements in the Prospectus under the caption "Description of Capital Stock," insofar as such statements constitute summaries of the terms and provisions of the documents or matters of law referred to therein, fairly summarize such terms and provisions in all material respects (except for the financial statements and related notes and schedules and other financial, statistical and accounting data included therein or omitted therefrom, as to which we express no opinion).

         (h) All of the outstanding shares of the Company's capital stock have been duly issued and are fully paid and nonassessable, and none of them have been issued in violation of any statutory preemptive right, or to our knowledge, any similar contractual preemptive right of any shareholder of the Company contained in the Company's Restated Articles of Incorporation or any agreement filed as an exhibit to the Registration Statement. To our knowledge, there are no outstanding securities of the Company convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company, there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating the Company to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock, and there are no agreements or understandings with respect to the voting, sale or transfer of any shares of capital stock of the Company to which the Company is a party, except as set forth in or contemplated by the Prospectus. For purposes of this paragraph __, our opinion with respect to the issued and outstanding shares of capital stock is based solely on our review of the stock record books of the Company and a certificate of the Company's Chief Executive Officer.

         (i) The Firm Shares and the Represenatives' Shares are not subject to any statutory preemptive right, or to our knowledge, any similar contractual preemptive right of any shareholder of the Company contained in the Company's Restated Articles of Incorporation or any agreement filed as an exhibit to the Registration Statement.

         (j) Upon issuance in accordance with the terms of the Underwriting Agreement, and receipt by the Company of all consideration therefor set forth in the Underwriting Agreement, the Shares will be validly issued, fully paid and nonassessable.

         (k) Upon issuance in accordance with the terms of the Warrant Agreement, and receipt by the Company of all consideration therefor set forth in the Warrant Agreement, the Warrants will be validly issued, fully paid and nonassessable. Upon issuance in accordance with the terms of the Warrant Agreement, and receipt by the Company of the exercise price therefor set forth in the Warrant Agreement and the Warrant, the Representatives' Shares issuable upon exercise of the Warrants, will be validly issued, fully paid and nonassessable.

         (l) The Underwriting Agreement, the Warrant Agreement and the Warrants have been duly executed and delivered by the Company and constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

         (m) Except for the registration of the Securities under the Securities Act, the execution and delivery by the Company of the Underwriting Agreement, the Warrant Agreement and the Warrants and the consummation by the Company of its obligations thereunder do not result in (a) any violation by the Company of (i) any provision of applicable law that we, based on our experience, reasonably recognize as applicable to the Company in a transaction of this type (other than state securities or blue sky laws, or the rules of the National Association of Securities Dealers, Inc., as to which we express no opinion), or
(ii) any order, writ, judgment or decree known to us of any court or governmental authority or regulatory body that names the Company or is specifically directed to the Company or any of its material properties or assets, or (b) a breach or default or require the creation or imposition of any security interest or lien upon any of the Company's properties pursuant to any material agreement, contract or instrument known to us to which the Company is a party or by which it is bound. For purposes of the foregoing, we have assumed that the only material agreements, contracts or instruments to which the Company is a party or by which it is bound are those included as exhibits to the Registration Statement.

         (n) The application by the Company of the net proceeds of the sale of the Shares as described in the Registration Statement under "Use of Proceeds" would not result in a breach or default or require the creation or imposition of any security interest or lien upon any of the Company's properties pursuant to any material agreement, contract or instrument known to us to which the Company is a party or by which it is bound. For purposes of the foregoing, we have assumed that the only material agreements, contracts or instruments to which the Company is a party or by which it is bound are those included as exhibits to the Registration Statement.

         (o) No consent, approval, authorization or order of, and no notice to or filing with, any federal or Missouri governmental authority or regulatory body is required for the due execution, delivery and consummation by the Company of its obligations under the Underwriting Agreement or the Warrant Agreement or the performance by the Company of its obligations under the Underwriting Agreement, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications or other actions which have been obtained or made, or as may be required under state securities or blue sky laws, or the rules of the National Association of Securities Dealers, Inc. in connection with the purchase of the Securities and the distribution of the Shares by you, as to which we express no opinion.

         (m) To our knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any other registration statement filed by the Company under the Securities Act.

         (n) Except as set forth in or as contemplated by the Prospectus, we hereby confirm to you that, to our knowledge, no action or proceeding against the Company is pending or overtly threatened by written communication before any court, governmental authority or arbitrator that calls into question the validity or enforceability of the Underwriting Agreement or which is required to be disclosed in the Prospectus.

         (o) The Company is not, nor will it be upon the issuance of the Shares and the application of the proceeds therefrom as set forth under the caption "Use of Proceeds" in the Prospectus, an "investment company" or an entity "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         (p) All descriptions in the Prospectus of agreements, contracts and instruments to which the Company is a party, insofar as such statements constitute summaries of the terms and provisions of the agreements, contracts or instruments referred to therein, are accurate in all material respects (except for the financial statements and related notes and schedules and other financial, statistical and accounting data included therein or omitted therefrom, as to which we express no opinion). For purposes of the foregoing, we have assumed that the only agreements, contracts or instruments to which the Company is a party or by which it is bound are those included as exhibits to the Registration Statement. We hereby confirm to you that we are unaware of any material agreements, which we believe are required to be filed as exhibits to the Registration Statement that have not been so filed, provided that our judgment as to the materiality of the amount or significance of any such agreement is based upon the views of officers and other representatives of the Company.

         (q) To the best of our knowledge, based solely on verbal assurances from representatives of the National Association of Dealers Regulation, Inc., the Common Stock has been designated for inclusion in the Nasdaq National Market, subject to official notice of issuance of the Shares.

         (r) The form of certificate used to evidence the Shares complies with applicable statutory requirements, with any applicable requirements of the Articles and Bylaws and the requirements of the Nasdaq National Market.

         (s) The statements made in the Registration Statement under Item 14, insofar as they purport to constitute summaries of the terms of the General and Business Corporation Law of the State of Missouri, constitute accurate summaries of the terms of such statutes in all material respects.

During the preparation of the Registration Statement and the Prospectus, we have participated in conferences with officers and other representatives of the Company, representatives of the independent accountants for the Company and you and your representatives and counsel, at which conferences the contents of the Prospectus, the Registration Statement and related matters were discussed, reviewed and revised.

Although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of such contents, and have not made any independent investigation thereof, on the basis of the information which was developed in the course thereof, considered in light of our understanding of applicable law and the experience we have gained through our practice thereunder, this is to advise you that nothing has come to our attention which causes us to believe that, at the time the Registration Statement became effective, the Registration Statement or the Prospectus, as of its date (except as to the financial statements and related notes and schedules and other financial, statistical and accounting data included therein or omitted therefrom, as to which we express no belief), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (and with respect to the Prospectus, in light of the circumstances under which they were made), not misleading, or at the date hereof, the Registration Statement or Prospectus (except as aforesaid) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein (and with respect to the Prospectus, in light of the circumstances under which they were made), not misleading.